UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

BARINTHUS BIOTHERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Barinthus Biotherapeutics plc

20400 Century Boulevard, Suite 210

Germantown, MD 20874

United States of America

(Address of principal executive offices, including zip code)

(443) 917-0966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Barinthus Biotherapeutics plc (the “Company”) held (i) a meeting of the holders of Scheme Shares (as defined in the Proxy Statement, as defined below), convened with the permission of the High Court of Justice in England and Wales, to consider, and, if thought fit, approve the Scheme of Arrangement (as defined in the Proxy Statement) (the “Barinthus Court Meeting”) and (ii) a general meeting of the shareholders of the Company, to consider and, if thought fit, approve the resolutions to carry the Scheme of Arrangement into effect in connection with the Scheme Transaction (terms as defined in the Proxy Statement) (the “Barinthus General Meeting”).

At the Barinthus Court Meeting, the number of Scheme Shares entitled to vote at the Barinthus Court Meeting was 40,848,893. The number of Scheme Shares present or represented by valid proxy at the Barinthus Court Meeting was 24,713,109, thus establishing a quorum for the Barinthus Court Meeting. A majority in number of the holders of Scheme Shares who voted, representing 99.98% by value of those Scheme Shares, voted in favor of, and a number of the holders of Scheme Shares who voted, representing 0.02% by value of those Scheme Shares, voted against, the resolution to approve the Scheme of Arrangement and accordingly the requisite majority of holders of Scheme Shares voted in favor of the Scheme of Arrangement. The voting results reported below are final.

Court Meeting	For	Against	Abstain	Broker Non-Votes
1. To approve the Scheme Proposal.	24,709,337	3,772	0	0

At the Barinthus General Meeting, the number of ordinary shares, nominal value £0.000025 per share, of the Company (the “Ordinary Shares”) entitled to vote at the Barinthus General Meeting was 40,848,893. The number of Ordinary Shares present or represented by valid proxy at the Barinthus General Meeting was 24,714,119, thus establishing a quorum for the Barinthus General Meeting. At the Barinthus General Meeting 99.98% of the votes cast by holders of Barinthus Ordinary Shares, voted in favor of, and 0.02% of the votes cast by holders of Barinthus Ordinary Shares, voted against, the special resolutions (collectively described as the Scheme Implementation Proposal in the Proxy Statement) to approve the Scheme Implementation Proposal to carry the Scheme of Arrangement into effect. The voting results reported below are final.

General Meeting	For	Against	Abstain	Broker Non-Votes
1. To approve the Scheme Implementation Proposal.	24,710,187	3,922	10	0

The Scheme Implementation Proposal is described in detail in the Company’s proxy statement filed on April 22, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”).

All matters submitted to a vote of the Company’s stockholders at the Barinthus Court Meeting and Barinthus General Meeting were approved. The voting results reported above are final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	Barinthus Biotherapeutics plc

	By:	/s/ William Enright
William Enright
Chief Executive Officer